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                                                               EXHIBIT NO. 10.56



                                   AMDL, INC.



                          SECURITIES PURCHASE AGREEMENT



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                                      TABLE OF CONTENTS


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
1.      PURCHASE AND SALE OF SHARES..........................................................1
        1.1    Certificate of Designations...................................................1
        1.2    Purchase and Sale of Series A Preferred Stock.................................1
        1.3    Separate Agreements...........................................................2
        1.4    Deliveries by Purchasers......................................................2

2.      CLOSING(S)...........................................................................2
        2.1    Date and Time.................................................................2
        2.2    Deliveries....................................................................2
        2.3    Each Closing Identical........................................................2

3.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY........................................2
        3.1    Organization and Good Standing................................................2
        3.2    Capitalization................................................................3
        3.3    Validity of Transactions......................................................3
        3.4    No Violation..................................................................3
        3.5    SEC Reports and Financial Statements..........................................3
        3.6    Subsidiaries..................................................................4
        3.7    Litigation....................................................................4
        3.8    Taxes.........................................................................4
        3.9    Securities Law Compliance.....................................................4
        3.10   Use of Proceeds...............................................................4

4.      REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.....................................5
        4.1    Legal Power...................................................................5
        4.2    Due Execution.................................................................5
        4.3    Receipt and Review of SEC Reports.............................................5
        4.4    Restricted Securities.........................................................5
        4.5    Purchaser Sophistication and Ability to Bear Risk of Loss.....................6
        4.6    Purchases by Groups...........................................................6

5.      CONDITIONS TO CLOSING................................................................6
        5.1    Conditions to Obligations of the Purchaser....................................6
        5.2    Conditions to Obligations of the Company......................................7

6.      REGISTRATION RIGHTS..................................................................8
        6.1    Definitions...................................................................8
        6.2    Securities Subject to the Registration Rights.................................9
        6.3    Shelf Registration............................................................9
        6.4    Piggyback Registration.......................................................10
        6.5    Holdback and Lock-Up Agreements..............................................11
        6.6    Expenses and Procedures......................................................11
        6.7    Indemnification..............................................................13
        6.8    Rule 144.....................................................................15
        6.9    Underwritten Registrations...................................................16

7.      MISCELLANEOUS.......................................................................16
        7.1    Governing Law................................................................16
        7.2    Successors and Assigns.......................................................16
        7.3    Entire Agreement.............................................................16
        7.4    Separability.................................................................16
        7.5    Amendment and Waiver.........................................................17
        7.6    Notices......................................................................17
        7.7    Titles and Subtitles.........................................................17

EXHIBITS:

        A.     Certificate of Designations

        B.     AMDL SEC Reports:  Form 10-SB dated October 15, 1999
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                                   AMDL, INC.

                          SECURITIES PURCHASE AGREEMENT


        This Securities Purchase Agreement ("Agreement") is made as of October 29, 1999, but is only effective as of the date of acceptance of each "Purchaser Signature Page" by and between AMDL, Inc., a Delaware corporation (the "Company"), with its principal office at 2492 Walnut Avenue, Tustin, California 92680 and the Purchasers (described herein). When each of the purchasers who become signatories hereto (individually, a "Purchaser" and collectively, the "Purchasers") execute a Purchaser Signature Page hereto, it shall form a separate agreement between such Purchaser.


                                 R E C I T A L S

        A. The Company desires to obtain funds from the Purchasers in order to further the operations of the Company.

        B. In order to obtain such funds, the Company is offering (the "Offering") up to 11,000 shares of Series A Preferred Stock, $.001 par value per share ("Series A Preferred Stock"), on the terms and subject to the conditions set forth herein.


                                A G R E E M E N T

        It is agreed as follows:

        1. PURCHASE AND SALE OF SHARES.

           1.1 Certificate of Designations. The Company shall adopt and file with the Secretary of State of Delaware on or before the Closing (as defined herein) a Certificate of Designations in the form attached hereto as Exhibit A (the "Certificate of Designations").

           1.2 Purchase and Sale of Series A Preferred Stock. In reliance upon the representations and warranties of the Company and each Purchaser contained herein and subject to the terms and conditions set forth herein, each Purchaser hereby agrees to purchase, and the Company hereby agrees to sell and issue to each Purchaser, the number of shares of Series A Preferred Stock set forth on the Purchaser Signature Page bearing such Purchaser's name at a purchase price of $500 per share (the "Purchase Price"); provided, however, that each Purchaser agrees to purchase a minimum of five (5) shares of Series A Preferred Stock at the Purchase Price, unless the Company, in its sole discretion, permits subscriptions of a lesser amount. Each Purchaser shall severally, and not jointly, be liable only for the purchase of the number of shares of Series A Preferred Stock that relates to the subscription of such Purchaser as set forth on the Purchaser Signature Page.

           1.3 Separate Agreements. The Company's agreement with each of the Purchasers is a separate agreement, and the sale of the shares of Series A Preferred Stock to each of the Purchasers is a separate sale.

           1.4 Deliveries by Purchasers.

               1.4.1 Each Purchaser shall deliver an executed completed Purchaser Signature Page;

               1.4.2 Each Purchaser shall deliver a check or wire transfer to the general account of the Company in the amount of the Purchase Price for each share of Series A Preferred Stock purchased.



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        2. CLOSING(S).

           2.1 Date and Time. The closing of the sale of shares of Series A Preferred Stock contemplated by this Agreement (each a "Closing") shall take place at the offices of the Company or at such other place as the Company and Purchasers shall agree in writing, on or before the date which is sixty (60) days following the date the Company's common stock, $.001 par value per share ("Common Stock"), is first re-listed for trading on the OTC Bulletin Board, unless otherwise extended by the Company (the "Final Closing Date").

           2.2 Deliveries. At the Closing, or as soon thereafter as practicable, the Company will cause to be issued to each Purchaser the certificates representing the shares of Series A Preferred Stock purchased by the Purchaser against payment of the Purchase Price. Each such share shall be in definitive form and registered in the name of each Purchaser, as set forth on the Purchaser Signature Page, against delivery to the Company by the Purchaser of the items set forth in paragraphs 1.4.1 and 1.4.2 above.

           2.3 Each Closing Identical. Each Closing shall be upon substantially identical terms and conditions to those contained herein. Each Closing may be effected at the Company's sole election until 11,000 shares of Series A Preferred Stock have been sold, provided that all of such Closings are held on or prior to the Final Closing Date.

        3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

        As a material inducement to the Purchasers to enter into this Agreement and to purchase the shares of Series A Preferred Stock, the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein.

           3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to do business as a foreign corporation in every jurisdiction in which the failure to so qualify would have a material adverse effect upon the Company.

           3.2 Capitalization. The Company is authorized to issue 50,000,000 shares of Common Stock of which, as of October 15, 1999, approximately 1,651,430 shares are issued and outstanding. The Company is also authorized to issue 10,000,000 shares of preferred stock, $.001 par value per share of which, 11,000 shares have been designated Series A Preferred Stock, up to all of which will be sold pursuant to this Agreement. The rights, privileges and preferences of the Series A Preferred Stock will be as stated in the Certificate of Designations. All outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights. Except for (i) the conversion privileges of the Series A Preferred Stock, and
(ii) as is set forth in the SEC Reports (as hereinafter defined), at Closing, there will not be outstanding, nor will the Company be subject to any agreement under which there may become outstanding, any right to purchase, or security convertible into or exchangeable for, any capital stock of the Company, including, but not limited to, options, warrants, or rights. Except as set forth herein, the Company is under no obligation (contingent or otherwise) to purchase or otherwise acquire or retire any of its securities. There are no agreements in existence which require the Company to elect any person to its Board of Directors or otherwise pertain to the voting of any capital stock of the Company.

           3.3 Validity of Transactions. This Agreement, and each document executed and delivered by the Company in connection with the transactions contemplated by this Agreement, have been duly authorized, executed and delivered by the Company and is each the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency reorganization and moratorium laws and other laws affecting enforcement of creditor's rights generally and by general principles of equity.



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           3.4 No Violation. The execution, delivery and performance of this
Agreement has been duly authorized by the Company's Board of Directors and, to the extent necessary, the shareholders of the Company, will not violate any law or any order of any court or government agency applicable to the Company, as the case may be, or the Certificate of Incorporation or Bylaws of the Company, and will not result in any breach of or default under, or, except as expressly provided herein, result in the creation of any encumbrance upon any of the assets of the Company pursuant to the terms of any agreement or instrument by which the Company or any of its assets may be bound. Except for the filing of the Certificate of Designations with the Delaware Secretary of State, no approval of or filing with any governmental authority is required for the Company to enter into, execute or perform this Agreement.

           3.5 SEC Reports and Financial Statements. The Company has delivered to the Purchaser its Registration Statement on Form 10-SB dated October 15, 1999 filed with the U.S. Securities and Exchange Commission (the "SEC Reports"), a copy of which is attached hereto as Exhibit "B." The information in the SEC Reports, taken as a whole, is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

           3.6 Subsidiaries. Except as set forth in the SEC Reports, the Company does not own, directly or indirectly, any equity or debt securities of any corporation, partnership, or other entity.

           3.7 Litigation. Except as set forth in the SEC Reports, there are no suits or proceedings (including without limitation, proceedings by or before any arbitrator, government commission, board, bureau or other administrative agency) pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries which, if adversely determined, would have a material adverse effect on the consolidated financial condition, results of operations, prospects or business of the Company, and neither the Company nor any of its subsidiaries are subject to or in default with respect to any order, writ, injunction or decree of any federal, state, local or other governmental department.

           3.8 Taxes. Federal income tax returns and state and local income tax returns for the Company and its subsidiaries have been filed as required by law, except that no state or federal income tax returns have been prepared or filed for the year ended December 31, 1998; all taxes as shown on such returns or on any assessment received subsequent to the filing of such returns have been paid, and there are no pending assessments or adjustments or any income tax payable for which reserves, which are reasonably believed by the Company to be adequate for the payment of any additional taxes that may come due, have not been established. All other taxes imposed on the Company and its Subsidiaries have been paid and any reports or returns due in connection herewith have been filed.

           3.9 Securities Law Compliance. Assuming the accuracy of the representations and warranties of Purchasers set forth in Section 4 of this Agreement, the offer, issue, sale and delivery of the shares of Series A Preferred Stock will constitute an exempted transaction under the Securities Act of 1933, as amended and now in effect ("Securities Act"), and registration of the shares of Series A Preferred Stock or the shares of Common Stock issuable upon conversion of the Series A Preferred Stock ("Underlying Common Stock") under the Securities Act is not required. The Company shall make such filings as may be necessary to comply with the Federal securities laws and the Blue Sky laws of any state, which filings will be made in a timely manner prior to the offer and sale of the shares of Series A Preferred Stock.

           3.10 Use of Proceeds. The Company represents, warrants and covenants that it shall use the proceeds from this offering for research and development expenses, sales and marketing expenses and working capital.



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        4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

        Each Purchaser hereby represents, warrants and covenants with the Company as follows:

           4.1 Legal Power. Purchaser has the requisite individual, corporate, partnership, trust or fiduciary power, as appropriate, and is authorized, if Purchaser is a corporation, partnership or trust, to enter into this Agreement, to purchase the shares of Series A Preferred Stock hereunder, and to carry out and perform its obligations under the terms of this Agreement.

           4.2 Due Execution. This Agreement has been duly authorized, if Purchaser is a corporation, partnership, trust or fiduciary, executed and delivered by Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of Purchaser.

           4.3 Receipt and Review of SEC Reports. Each Purchaser represents that Purchaser has received and reviewed the SEC Reports and has been given full and complete access to the Company for the purpose of obtaining such information as the Purchaser or its qualified representative has reasonably requested in connection with the decision to purchase shares of the Company's Series A Preferred Stock. Each Purchaser represents that such Purchaser has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the shares of the Company's Series A Preferred Stock, all as Purchaser or Purchaser's qualified representative have found necessary to make an informed investment decision to purchase the shares of the Company's Series A Preferred Stock.

           4.4 Restricted Securities. Purchaser has been advised that the Series A Preferred Stock has not been registered under the Securities Act or any other applicable securities laws and that the Series A Preferred Stock is being offered and sold pursuant to Section 4(2) of the Securities Act and Rule 506 thereunder, and that the Company's reliance upon Section 4(2) and Rule 506 is predicated in part on Purchasers' representations as contained herein.

               4.4.1 The Purchasers and their beneficial owners are "accredited investors" as defined under Rule 501 under the Securities Act.

               4.4.2 Purchaser acknowledges that neither the Series A Preferred Stock nor the Underlying Common Stock have been registered under the Securities Act or the securities laws of any state and are being offered, and will be sold, pursuant to applicable exemptions from such registration for nonpublic offerings and will be issued as "restricted securities" as defined by Rule 144 promulgated pursuant to the Securities Act. The Series A Preferred Stock and the Underlying Common Stock may not be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of the Company's counsel, an applicable exemption from registration is available.

               4.4.3 Purchaser is acquiring the Series A Preferred Stock for its own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

               4.4.4 Purchaser understands and acknowledges that the Series A Preferred Stock and the Underlying Common Stock will bear the following legend:

           THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.



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               4.4.5 Purchaser acknowledges that an investment in the Series A
Preferred Stock is not liquid and is transferable only under limited conditions. Purchaser acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of the Series A Preferred Stock or the Underlying Common Stock.

           4.5 Purchaser Sophistication and Ability to Bear Risk of Loss. Purchaser acknowledges that it is able to protect its interests in connection with the acquisition of the Series A Preferred Stock and Underlying Common Stock and can bear the economic risk of investment in such securities without producing a material adverse change in Purchaser's financial condition. Purchaser otherwise has such knowledge and experience in financial or business matters that Purchaser is capable of evaluating the merits and risks of the investment in the Series A Preferred Stock and Underlying Common Stock.

           4.6 Purchases by Groups. Each Purchaser represents, warrants and covenants that it is not acquiring the shares of Common Stock as part of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended;

        5. CONDITIONS TO CLOSING.

           5.1 Conditions to Obligations of the Purchaser. Each Purchaser's obligation to purchase the shares of Series A Preferred Stock at the Closing is subject to the fulfillment, at or prior to such Closing, of all of the following conditions:

               5.1.1 Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects at the Closing with the same force and effect as if they had been made on and as of said date; and the Company shall have performed all obligations and conditions herein required to be performed by it on or prior to the Closing.

               5.1.2 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser.

               5.1.3 Qualifications, Legal and Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States including "blue sky" filings in any state that are required in connection with the lawful sale and issuance of the shares of Series A Preferred Stock pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the shares of Series A Preferred Stock or the Company's Common Stock shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the shares of Series A Preferred Stock shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject.

           5.2 Conditions to Obligations of the Company. The Company's obligation to issue and sell the shares of Series A Preferred Stock at the Closing is subject to the fulfillment to the Company's satisfaction, on or prior to the Closing, of the following conditions:

               5.2.1 Representations and Warranties True. The representations and warranties made by each Purchaser in Section 4 hereof shall be true and correct at the Closing with the same force and effect as if they had been made on and as of the Closing.

               5.2.2 Performance of Obligations. Each Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by them on or before the Closing,



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and each Purchaser shall have delivered payment to the Company in respect of its purchase of shares of Series A Preferred Stock.

               5.2.3 Qualifications, Legal and Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States including "blue sky" filings in any state that are required in connection with the lawful sale and issuance of the shares of Series A Preferred Stock pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the shares of Series A Preferred Stock shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the shares of Series A Preferred Stock shall be legally permitted by all laws and regulations to which each Purchaser and the Company are subject.



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        6. REGISTRATION RIGHTS.

           6.1 Definitions.

               As used in this Section 6, the following terms shall have the following meanings:

               6.1.1 Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

               6.1.2 Losses: See Section 6.7 hereof.

               6.1.3 Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Securities Act Rule 430A), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

               6.1.4 Registration Expenses: All reasonable expenses incurred by the Company in complying with Sections 6.3 and 6.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, accountants' expenses (including, without limitation, any special audits or "comfort" letters incidental to or required by any such registration), any fees or disbursements of underwriters customarily paid by issuers or sellers of securities (but excluding underwriting discounts and commissions) and blue sky fees and expenses in all states reasonably designated by the Holders.

               6.1.5 Registrable Securities: The Underlying Common Stock and any Common Stock issued or issuable in respect of the Underlying Common Stock pursuant to any stock split, stock dividend, recapitalization, or similar event.

               6.1.6 Registration Statement: Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

               6.1.7 Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC (excluding Rule 144A).

               6.1.8 Shares: The shares of Series A Preferred Stock issued to the Purchasers pursuant to this Agreement.

               6.1.9 SEC: The Securities and Exchange Commission.

               6.1.10 Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

               6.1.11 Shelf Registration: See Section 6.3.1 hereof.

               6.1.12 Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

           6.2 Securities Subject to the Registration Rights.

               The securities entitled to the benefits of the Registration Rights set forth in this Section 6 are the Registrable Securities.



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           6.3 Shelf Registration.

               6.3.1 Shelf Registration. In the event the gross proceeds to the Company from the sale of shares of Series A Preferred Stock pursuant to the terms of this Agreement is at least $2,000,000, the Company shall, not later than sixty (60) days after the Final Closing Date (the "Filing Date"), prepare and file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 (or any appropriate similar rule that may be adopted by the SEC) under the Securities Act covering the Registrable Securities (the "Shelf Registration"). The Shelf Registration shall initially be on a Form S-1 or Form SB-2 permitting registration of such Registrable Securities for resale by such holders thereof in the manner or manners reasonably designated by them (including, without limitation, one or more underwritten offerings) and shall be converted to a Shelf Registration on Form S-3 as soon as the Company is eligible for use of such Form S-3.

               6.3.2 Effectiveness. The Company shall use its best efforts to cause the Shelf Registration to become effective under the Securities Act as soon as practicable following the Filing Date. The Company shall use its best efforts to keep the Shelf Registration current and continuously effective until the earlier of (i) the sale of all Registrable Securities by the holders thereof or (ii) two (2) years following the Final Closing Date.

               6.3.3 Payments by the Company. The Company shall use its best efforts to obtain effectiveness of the Registration Statement as soon as practicable but, in any event, no later than 120 days after the Final Closing Date (the "Registration Deadline"). If the Registration Statement covering the Registrable securities required to be filed by the Company pursuant to Section
6.3.1 hereof is not filed with the SEC by the Filing Date or declared effective by the SEC on or before the Registration Deadline, then the Company will make payments to the Purchasers in such amounts and at such times as shall be determined pursuant to this Section 6.3.3 as partial relief for the damages to the Purchasers by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedy available at law or equity). The Company shall pay to each Purchaser an amount equal to three percent (3%) of the Purchase Price per share, payable monthly on the last day of each month during which the Registration Statement is not effective. Such amount shall be payable in cash or, at each Holder's option, in shares of Series A Preferred Stock at the Purchase Price.

               6.3.4 Priority on Shelf Registration. If any of the Registrable Securities to be registered pursuant to the Shelf Registration are to be sold, in whole or in part, in a firm commitment underwritten offering, and if the managing underwriters advise the Company and the holders of such Registrable Securities that in their good faith opinion the amount of Registrable Securities proposed to be sold in such offering exceeds the amount of Registrable Securities which can be sold in such offering, there shall be included in such firm commitment underwritten offering the amount of such Registrable Securities requested to be included in such registration which in the good faith opinion of such underwriters can be sold, and such amount shall be allocated pro rata among the holders of such Registrable Securities requested to be included in such registration on the basis of the number of shares of Common Stock represented by Registrable Securities requested to be included therein by such holders.

           6.4 Piggyback Registration. The Company agrees that, if at any time prior to two (2) years following the Final Closing Date, the Company proposes to register any of its equity securities under the Securities Act, either for its own account or for the account of others (unless already covered by Section 6.3 hereof), in connection with the public offering of such equity securities solely for cash, on a registration form that would also permit the registration of Registrable Securities, the Company shall, each such time, promptly give each holder of Registrable Securities written notice of such proposal (a "Piggyback Registration Notice"). Within thirty (30) days after the Piggyback Registration Notice is given, such holders of Registrable Securities shall give notice as to the number of shares of Registrable Securities, if any, which such holders request be registered simultaneously with such registration by the Company ("Piggyback Registration"). The Company shall use its best efforts to include any Registrable Securities in such registration statement (or in a separate registration statement concurrently filed) which such holders of Registrable Securities thereof request to be so included and to cause such registration statement to become effective with respect to such Registrable Securities in accordance with the registration procedures set forth in Section 6.6 hereof. Notwithstanding the foregoing, if at any time after giving written notice of its intention to register equity securities and before the effectiveness of the registration statement filed in connection with such registration, the Company determines for any reason either not to effect such registration or to delay such registration, the Company may, at its election, by delivery of prior written notice to each holder of Registrable Securities, (i) in the case of a determination not to effect registration, relieve itself of its obligation to register the Registrable Securities under this Section 6.4 in connection with such registration, or (ii) in the case of a determination to delay registration, delay the registration of such Registrable Securities under this Section 6.4 for the same period as the delay in the registration of such other equity securities. Each holder of Registrable Securities requesting inclusion in a registration pursuant to this Section 6.4 may, at any time before the effective date of the registration statement relating to such registration, revoke such request by delivering written notice of such revocation to the Company; provided, however, that if the Company, in consultation with its financial and legal advisors, determines that such revocation would require a recirculation of the prospectus contained in the registration statement, then such holder of Registrable Securities shall have no right to revoke its request.

           6.5 Holdback and Lock-Up Agreements.

               6.5.1. Restrictions on Public Sale by Holders of Registrable Securities. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 6.3 hereof agrees, if requested by the managing underwriters in an underwritten offering (to the extent timely notified in writing by the Company or the managing underwriters), not to effect any public sale or distribution of securities of the Company of any class included in such Registration Statement, including a sale pursuant to Rule 144 (except as part of such underwritten offering), during the 10-day period prior to, and the 180-day period beginning on, the effective date of any underwritten offering made pursuant to such Registration Statement; provided, however, the foregoing prohibition shall only apply if all Registrable Securities requested by such holder to be covered by such Registration Statement are included in such Registration Statement.

               6.5.2 The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such holder shall undertake in its request to participate in any such underwritten offering not to effect any public sale or distribution of the class of Registrable Securities covered by such Registration Statement (except as part of such underwritten offering) during such period unless it has provided five
(5) business days prior written notice of such sale or distribution to the managing underwriters.

           6.6 Expenses and Procedures.

               6.6.1 Expenses of Registration. All Registration Expenses (exclusive of underwriting discounts and commissions) shall be borne by the Company. Each holder of Registrable Securities shall bear all underwriting discounts, selling commissions, sales concessions and similar expenses applicable to the sale of the Registrable Securities sold by such holder.

               6.6.2 Registration Procedures. In the case of the registration, qualification or compliance effected by the Company pursuant to Section 6.3 hereof, the Company will keep the holders of Registrable Securities advised as to the initiation of registration, qualification and compliance and as to the completion thereof. At its expense, the Company will furnish such number of Prospectuses and other documents incident thereto as the holders or underwriters from time to time may reasonably request.

               6.6.3 Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information after receiving such request.

               6.6.4 Delay or Suspension. Notwithstanding anything herein to the contrary, the Company may, at any time, delay the filing of the Shelf Registration for a period of up to 60 consecutive days following the Filing Date or suspend the effectiveness of any Registration Statement for a period of up to 60 consecutive days or 90 days in the aggregate in any calendar year, as appropriate (a "Suspension Period"), by giving notice to each holder of Registrable Securities to be included in the Registration Statement, if the Company shall have determined, after consultation with its counsel, that the Company is required to disclose any material corporate development which the Company determines could reasonably be expected to have a material effect on the Company. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of a Suspension Period, such holder shall forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder (i) is advised in writing by the Company that the use of the applicable Prospectus may be resumed, (ii) has received copies of a supplemental or amended prospectus, if applicable, and (iii) has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such Prospectus. The Company shall prepare, file and furnish to each holder of Registrable Securities immediately upon the expiration of any Suspension Period, appropriate supplements or amendments, if applicable, to the Prospectus and appropriate documents, if applicable, incorporated by reference in the Registration Statement. The Company agrees to use its best efforts to cause any Suspension Period to be terminated as promptly as possible.

               6.6.5 Blue Sky. The Company will, as expeditiously as possible, use its best efforts to register or qualify the Registrable Securities covered by a Registration Statement under the securities or blue sky laws of such jurisdictions as the holders of such Registrable Securities or, in the case of an underwritten public offering, the managing underwriter shall reasonably request, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it is not so qualified or to take any action which would subject it to taxation or service of process in any jurisdiction where it is not otherwise subject to such taxation or service of process.

               6.6.6 Notification of Material Events. The Company will, as expeditiously as possible, immediately notify each holder of Registrable Securities under a Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, as expeditiously as possible, amend or supplement such prospectus to eliminate the untrue statement or the omission.

               6.6.7 Opinions. The Company will use its best efforts (if the offering is underwritten) to furnish, at the request of any holder of Registrable Securities, on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such holder, stating that such Registration Statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the Registration Statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need express no opinion as to financial statements and financial and statistical data contained therein) and (C) to such other effects as may reasonably be requested by counsel for the underwriters or by such holder or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such holder, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the Registration Statement or the Prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or holder may reasonably request.

           6.7 Indemnification.

               6.7.1 Indemnification by Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors, agents and employees, each person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, agents or employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, all reasonable attorneys' fees) and expenses (collectively "Losses"), as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any Prospectus) not misleading, except insofar as the same are based solely upon information furnished to the Company by such holder for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission made in any preliminary prospectus or Prospectus if (i) such holder failed to send or deliver a copy of the Prospectus or Prospectus supplement with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus or Prospectus supplement would have corrected such untrue statement or omission. If requested, the Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

               6.7.2 Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company in writing such information as the Company may reasonably request for use in connection with any Registration Statement or Prospectus. Such holder hereby agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, and its officers, directors, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, agents or employees of any such controlling person, from and against all losses, as incurred, arising out of or based upon any untrue statements or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any Prospectus) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such holder to the Company for use in such Registration Statement, Prospectus or preliminary prospectus. The Company shall be entitled to receive indemnities from accountants, underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished by such persons specifically for inclusion in any Registration Statement, Prospectus or preliminary prospectus, provided, that the failure of the Company to obtain any such indemnity shall not relieve the Company of any of its obligations hereunder. Notwithstanding any provision of this Section 6.7 to the contrary, the liability of a holder of Registrable Securities under this Section
6.7 shall not exceed the purchase price received by such holder for the Shares sold pursuant to a Registration Statement or Prospectus.

               6.7.3 Conduct of Indemnification Proceedings. If any action or proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any person entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall promptly notify the party from which such indemnity is sought (the "indemnifying party") in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses incurred in connection with the defense thereof. All such fees and expenses (including any fees and expenses incurred in connection with investigation or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within 20 days of written notice thereof to the indemnifying party; provided, however, that if, in accordance with this Section 6.7, the indemnifying party is not liable to the indemnified party, such fees and expenses shall be returned promptly to the indemnifying party. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such indemnified party unless (a) the indemnifying party has agreed to pay such fees and expenses, (b) the indemnifying party shall have failed promptly to assume the defense of such action, claim or proceeding and to employ counsel reasonably satisfactory to the indemnified party in any such action, claim or proceeding, or (c) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the opinion of counsel for such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the release of such indemnified party from all liability in respect to such claim or litigation without the written consent (which consent will not be unreasonably withheld) of the indemnified party. No indemnified party shall consent to entry of any judgment or enter into any settlement without the written consent (which consent will not be unreasonably withheld) of the indemnifying party from which indemnify or contribution is sought.

               6.7.4 Contribution. If the indemnification provided for in this
Section 6.7 is unavailable to an indemnified party under Section 6.7.1 or 6.7.2 hereof (other than by reason of exceptions provided in those Sections) in respect of any Losses, then each applicable indemnifying party in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6.7.3, any legal or other fees or expenses reasonably incurred by such party in connection with any action, suit, claim, investigation or proceeding.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.7.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

           6.8 Rule 144.

               The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144 or Rule 144A. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether the Company has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 6.8 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.

           6.9 Underwritten Registrations.

               If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment bank or investment bankers and manager or managers that will administer the offering will be selected by the Company, provided that such investment banker or manager shall be reasonably satisfactory to the holders of a majority of the Registrable Securities to be included in the underwritten offering. The Placement Agent is hereby specifically approved as Managing Underwriter.

        No holder of Registrable Securities may participate in any underwritten registration hereunder unless such person (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements, and
(ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

        7. MISCELLANEOUS.

           7.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware.

           7.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

           7.3 Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

           7.4 Separability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

           7.5 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchasers, or, to the extent such amendment affects only one Purchaser, by the Company and such individual Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

           7.6 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

               If to the Company:   AMDL, Inc.
                                    2492 Walnut Avenue
                                    Tustin, California  92680
                                    Attention: Gary L. Dreher, President

               If to a Purchaser:   At the address set forth on each
                                    Purchaser's Signature Page

           7.7 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the Purchase Signature Page hereto.



                                            PURCHASERS

                                            (By Counterpart Form - SP Pages)


                                            COMPANY

                                            AMDL, INC.



                                            By: ________________________________
                                                  Gary L. Dreher, President

                            PURCHASER SIGNATURE PAGE


        The undersigned Purchaser has read the Securities Purchase Agreement dated as of October 29, 1999 and acknowledges that execution of this Purchaser Signature Page shall constitute the undersigned's execution of such agreement.

        I hereby subscribe for an aggregate of _________ shares* at $500 per share and hereby deliver good funds with respect to this subscription for the shares.

-------------
*Minimum of five (5) shares


        I am a resident of the State of __________________.

________________________________________________________________________________
Please print above the exact name(s) in which the shares of Series A Preferred Stock are to be held


My address is:  ________________________________________________________________

                ________________________________________________________________

                ________________________________________________________________


PURCHASERS  (PLEASE INITIAL ONE)

Category I   __________   The undersigned is an individual (not a partnership,
                          corporation, etc.) whose individual net worth, or joint net worth with the undersigned's spouse, presently exceeds $1,000,000.

                          Explanation. In calculation of net worth the undersigned may include equity in personal property and real estate, including the undersigned's principal residence, cash, short term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II  __________   The undersigned is an individual (not a partnership,
                          corporation, etc.) who had an individual income in excess of $200,000 in 1997 and 1998, or joint income with the undersigned's spouse in excess of $300,000 in 1997 and 1998, and has a reasonable expectation of reaching the same income level in 1999.

Category III __________   The undersigned is a bank as defined in Section
                          3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section
                          3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities
                          Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940, or a business development company as defined in
                          Section 2(a)(48) of that Securities Act; Small
                          Business Investment Company licensed by the U.S. Small
                          Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by the plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are "Accredited Investors" as defined in Section
                          230.501(a) of the Securities Act.

                          ______________________________________________________

                          ______________________________________________________
                          (describe entity)

Category IV   __________  The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

                          ______________________________________________________

                          ______________________________________________________
                          (describe entity)

Category V    __________  The undersigned is an organization described in
                          Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

                          ______________________________________________________

                          ______________________________________________________
                          (describe entity)

Category VI   __________  The undersigned is a director or executive officer of the Company.

Category VII  __________  The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Notes offered, whose purchase is directed by a "Sophisticated Person" as described in Section 230.506(b)(2)(ii) of the Securities Act.

Category VIII __________  The undersigned is an entity in which all of the equity owners are "accredited investors" as defined in
                          Section 230.501(a) of the Securities Act.

                          ______________________________________________________

                          ______________________________________________________
                          (describe entity)


Executed this ____ day of _____________________, 1999 at ____________________,

                                            SIGNATURES

                                            INDIVIDUAL

                                            Address to Which Correspondence
                                            Should be Directed

____________________________________        ______________________________
Signature (Individual)                      Name

                                            ______________________________
                                            Street address


____________________________________        _______________________________
Signature                                   City, State and Zip Code
All record holders should sign)

____________________________________        _______________________________
Name(s) Typed or Printed                    Tax Identification or Social
                                            Security Number

                                            (_______)
                                            Telephone Number


                CORPORATION, PARTNERSHIP, TRUST, OR OTHER ENTITY

                                            Address to Which Correspondence
                                            Should be Directed:

____________________________________
Name of Entity

____________________________________        ____________________________________
Type of Entity (i.e., corporation,          Street Address
partnership, etc.)

____________________________________        ____________________________________
State of Formation of Entity                City, State and Zip Code

By: ________________________________        ____________________________________
      *Signature                            Tax Identification or Social
                                            Security Number

                                            (         )
Its: _______________________________        ____________________________________
     Title                                  Telephone Number

____________________________________
Name Typed or Printed

--------------
* If shares of Common Stock are being subscribed for by an entity, the Certificate of Signatory must also be completed.

                                   CERTIFICATE OF SIGNATORY

       To be completed if shares of Common Stock are being subscribed for by an entity.

        I,________________________________, am the _________________________ of

________________________________________________________ (the "Entity").

        I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Securities Purchase Agreement and to purchase and hold the shares of Series A Preferred Stock. The Securities Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

        IN WITNESS WHEREOF, I have hereto set my hand this ______ day of _____________________, 1999.

                                            ____________________________________
                                                          Signature
ACCEPTANCE

AGREED AND ACCEPTED:

AMDL, INC.


By: _________________________________
         Gary L. Dreher, President

Date: _____________________, 1999

                                   EXHIBIT "A"

                          [CERTIFICATE OF DESIGNATIONS]

                                   EXHIBIT "B"

                               [AMDL SEC REPORTS]